UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 5, 2021

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
6.25% Notes due 2028, par value $25	PBY	New York Stock Exchange
6.875% Notes due 2029, par value $25	PBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On April 7, 2021, Prospect Capital Corporation (the “Company”) announced that it has commenced two separate tender offers to purchase for cash (the “Tender Offers”) (i) up to $30,000,000 aggregate principal amount of the Company’s outstanding 5.875% senior notes due 2023 (the “2023 Notes”), of which $285,055,000 aggregate principal amount is currently outstanding, and (ii) up to $30,000,000 aggregate principal amount of the Company’s outstanding 6.375% notes due 2024 (the “2024 Notes”), of which $81,615,000 aggregate principal amount is currently outstanding. The Tender Offers were made exclusively pursuant to an offer to purchase dated April 7, 2021, which set forth the terms and conditions of the Tender Offers.
The Tender Offers expired at 12:00 midnight, New York City time, on May 5, 2021 (one minute after 11:59 p.m., New York City time, on May 4, 2021). As of the expiration of the Tender Offers, (i) $836,000 aggregate principal amount of the 2023 Notes, representing approximately 0.29% of the outstanding 2023 Notes, and (ii) $226,000 aggregate principal amount of the 2024 Notes, representing approximately 0.28% of the outstanding 2024 Notes, were validly tendered and not validly withdrawn pursuant to the Tender Offers. The Company has accepted for purchase all 2023 Notes that were validly tendered and not validly withdrawn pursuant to the applicable Tender Offer at the expiration of such Tender Offer at the applicable Purchase Price (plus accrued and unpaid interest on such 2023 Notes, if any, from March 15, 2021, up to but not including the Settlement Date). The Company has accepted for purchase all 2024 Notes that were validly tendered and not validly withdrawn pursuant to the applicable Tender Offer at the expiration of such Tender Offer at the applicable Purchase Price (plus accrued and unpaid interest on such 2024 Notes, if any, from January 15, 2021, up to but not including the Settlement Date). Following settlement of the Tender Offers, (i) approximately $284,219,000 aggregate principal amount of the 2023 Notes will remain outstanding, and (ii) approximately $81,389,000 aggregate principal amount of the 2024 Notes will remain outstanding.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  May 5, 2021

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